                                                                    EXHIBIT 99.2

                                CERTIFICATION OF
                   STEVEN J. JANUSEK, CHIEF FINANCIAL OFFICER
                              OF PACKAGED ICE, INC.




This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2002 of Packaged Ice, Inc. (the "Issuer").

I, Steven J. Janusek, the Chief Financial Officer of Issuer certify that, to the best of my knowledge:

         (i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:  March 19, 2003



                                         /s/ STEVEN J. JANUSEK
                                         ---------------------------------------
                                         Steven J. Janusek


Subscribed and sworn to before me
this 19th day of March 2003.


/s/ DOUGLAS L. REEVES
------------------------------------------
Name:  Douglas L. Reeves
Title: Notary Public, State of Texas

My commission expires:  November 12, 2005